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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 12, 2000


                         TOYOTA AUTO LEASE TRUST 1997-A
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                   333-26717                 33-0755530
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                       c/o Toyota Motor Credit Corporation
                           19001 South Western Avenue
                           Torrance, California 90509
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                    (Address of principal executive offices)


                                 (310) 787-1310
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

                  Toyota Leasing, Inc. ("TLI") and U.S. Bank National Association ("U.S. Bank") have executed the Instrument of Amendment of the 1997-A Securitization Trust Agreement, dated as of May 12, 2000 (the "Amendment"), in order to amend the 1997-A Securitization Trust Agreement, dated as of September 1, 1997, between TLI, as transferor, and U.S. Bank, as trustee. The Amendment provides for an increase in the Specified Reserve Fund Balance from $30,780,878.98 to $54,481,995.00 and allows TLI to make a capital contribution to the Reserve Fund to fund such increase.

                  On May 25, 2000, TLI deposited $27,694,995 into the Reserve Fund of the 1997 -A Securitization Trust to fund such increase.

                  The Amendment is attached hereto as exhibit 20.

ITEM 7.  FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         20       Instrument of Amendment to the 1997-A Securitization Trust
                  Agreement.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               TOYOTA AUTO LEASE TRUST 1997-A

                               BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER



                               By:    /s/ GEORGE E. BORST
                                  ----------------------------------------------
                                  Name:  George E. Borst
                                  Title: Senior Vice President and General
                                         Manager

May 25, 2000


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------
20                         Instrument of Amendment to the 1997-A Securitization
                           Trust Agreement.